EXHIBIT 31.2
PRINCIPAL FINANCIAL OFFICER
CERTIFICATION
PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)
I, Douglas P. Williams, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Wells Real Estate Investment Trust II, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated:	April 17, 2012	By:	/s/ Douglas P. Williams
Douglas P. Williams
Principal Financial Officer